AMENDMENT NO. 1 TO
AMENDED AND RESTATED
2013 MULTI-YEAR OUTPERFORMANCE AGREEMENT

This AMENDMENT NO. 1 TO AMENDED AND RESTATED 2013 MULTI-YEAR OUTPERFORMANCE AGREEMENTS, dated as of April 28, 2014 (this “Amendment”), is entered into by and among RCS Capital Corporation (the “Company”), RCS Capital Holdings, LLC (the “Partnership”), and RCS Capital Management, LLC, the Company’s service provider (the “Service Provider”).

WHEREAS, on or about the date hereof, the Company will enter into a Securities Purchase Agreement with Luxor Capital Group, LP (the “Securities Purchase Agreement”);

WHEREAS, in connection with the Securities Purchase Agreement, on or about the date hereof, the Service Provider will enter into an Amended and Restated Limited Liability Company Operating Agreement with the members of the Service Provider named therein (the “Amended Operating Agreement”);

WHERAS, the Company, the Partnership and the Service Provider are party to that certain Amended and Restated RCS Capital Corporation 2013 Multi-Year Outperformance Agreement, dated as of February 11, 2014 (the “OPP Agreement”) (capitalized terms used but not defined herein will have the respective meanings set forth for them in the OPP Agreement); and

WHEREAS, this Amendment is required under the terms of the Securities Purchase Agreement and Amended Operating Agreement and is subject to the consummation of the transactions contemplated under the Securities Purchase Agreement.

NOW, THEREFORE, in consideration of the premises and covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree to the following:

1. Effective as of immediately prior to the Closing (as defined in the Securities Purchase Agreement):

a.                   The parties hereto acknowledge and agree that April 28, 2014 will be the “First Valuation Date” under the OPP. For the avoidance of doubt, any Award LTIP Units earned based on performance through the First Valuation Date as provided in Section 3 of the OPP Agreement (the “Earned LTIP Units”) shall be subject vesting in accordance with the terms and conditions of the OPP.

b.                The remaining Award LTIP Units granted to the Service Provider under the OPP Agreement that do not become earned on the First Valuation Date pursuant to Section 1(a) of this Amendment shall be automatically cancelled and forfeited without payment of any consideration as of the First Valuation Date.

c.                The Earned LTIP Units shall be subject to the terms and conditions of the Limited Liability Company Agreement of the Partnership, dated February 11, 2014, as amended from time to time.

d.               The Service Provider acknowledges and agrees that from and after the First Valuation Date it will have no right to any Award LTIP Units (other than the Earned LTIP Units), the right to earn any additional Award LTIP Units or other amounts pursuant to the OPP Agreement.

2.                  Effective as of the date hereof, this Amendment amends and is hereby incorporated in and forms a part of the OPP Agreement, and except as amended hereby the OPP Agreement is confirmed in all respects and remains in full force and effect. The OPP Agreement and this Amendment constitute the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior negotiations, representations or agreements relating thereto, whether written or oral. No amendment or modification of this Amendment shall be valid or binding upon the parties unless in writing and signed by the parties hereto.

3.                  The parties agree that if any provision of this Amendment is found to be invalid or unenforceable, it will not affect the validity or enforceability of any other provision. This Amendment shall be governed by the laws of the State of New York, without regard to the choice of law principles thereof.

4.                  Except as expressly provided herein, this Amendment shall automatically terminate and be of no further force and effect if the Securities Purchase Agreement terminates without the Closing occurring thereunder.

[Signature page follows]

IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment as of the date first above written.

RCS CAPITAL CORPORATION

By: /s/ William M. Kahane
       Name: William M. Kahane
       Title: Chief Executive Officer

RCS Capital Holdings, LLC
By: RCS Capital Corporation, its managing member

By: /s/ Nicholas S. Schorsch
       Name: Nicholas S. Schorsch
       Title: Manager

RCS CAPITAL MANAGEMENT, LLC

By: /s/ Nicholas S. Schorsch
       Name: Nicholas S. Schorsch
       Title: Manager

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